                              THE THAI FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs                  Snoh Unakul
CHAIRMAN OF THE BOARD            DIRECTOR
OF DIRECTORS                     Frederick B. Whittemore
Warren J. Olsen                  DIRECTOR
PRESIDENT AND DIRECTOR           James W. Grisham
Peter J. Chase                   VICE PRESIDENT
DIRECTOR                         Harold J. Schaaff, Jr.
John W. Croghan                  VICE PRESIDENT
DIRECTOR                         Joseph P. Stadler
David B. Gill                    VICE PRESIDENT
DIRECTOR                         Valerie Y. Lewis
Graham E. Jones                  SECRETARY
DIRECTOR                         James R. Rooney
Sukri Kaocharern                 TREASURER
DIRECTOR                         Joanna M. Haigney
John A. Levin                    ASSISTANT TREASURER
DIRECTOR
William G. Morton, Jr.
DIRECTOR

---------------------------------------------
U.S. INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
----------------------------------------------------------------
THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
----------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
----------------------------------------------------------------
CUSTODIANS
The Thai Farmers Bank Limited (International)
400 Phahon Yothin Road
Bangkok, Thailand

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003

----------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The First National Bank of Boston
Investor Relations Department
P.O. Box 644, Mail Stop 45-02-09
Boston, Massachusetts 02102-0644
(617) 575-2900
----------------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
----------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

----------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

        ----------------------------------------------------------------

                                      THE
                                   THAI FUND,
                                      INC.
                          ----------------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

    1995 turned out to be another volatile year for the Thailand stock market. The Thailand stock market fell -6.11% in U.S. dollar terms in 1995, although this masks the wide swings that took place over the year. The Thai Fund, Inc. (the "Fund") outperformed the U.S. dollar adjusted Securities Exchange of Thailand (the "Index") by 6.06% for the year, posting a total return of -0.05%, based on net asset value per share. The Fund's outperformance of the Index was attributable to its overweighted position in the banking and communications sectors, which rose 10.4% and 2.2% respectively. Among the largest sectors, real estate and building materials were the worst performing, declining 20.4% and 15.9% respectively. The Fund was underweighted in these two sectors. Of the Fund's ten largest holdings, some of the best performing stocks included Advanced Info (+27.4%), Siam Commercial Bank (+21.6%), Shinawatra Computer (+13.1%), Finance One (+11.8%), and TelecomAsia (+9.2%). The Fund also bought into two stocks aggressively, Serm Suk and Krungthai Thanakit, both of which rose by more than 56% for the year. Since inception, the Fund has had a total return based on net asset value per share of 363.82% compared with 244.39% for the Index. The share price of the Fund closed the year at U.S. $22.38, which represented a 10.08% discount from net asset value per share.

    The year had started on a weak note triggered in large part by fears over a possible devaluation of the Thai baht, following the Mexican peso crisis. Although confidence eventually returned to the market, interest rates reached a high of 20% during the height of the crisis. Strong buying of regional markets by foreign investors lifted the broad market in the second quarter. This was subsequently interrupted by the general election on July 2, Thailand's 18th in its 62 years of democracy. The newly-elected coalition party led by Banharn's Chart Thai Party was viewed negatively by investors and the market turned south for the most part of the third quarter. Measures such as capping loan growth and tightening monetary policy did not help sentiment. Earnings in general were below expectations. Towards the end of the year, the market rose on the back of foreign buying across the region.

    The banking sector shone throughout the year, leading the market for the most part. Earnings growth was strong although there were some disappointments among the bigger banks. The building materials and chemical sectors experienced wide swings in earnings. They rose on bullish sentiment but fell sharply when prices of petrochemicals and steel started to fall in the second half of the year. Finance stocks fell sharply in the initial half of the year but the larger cap finance stocks regained most of their lost ground by the end of the year. Communications rose on strong earnings from cellular operations.

    Based on the Bank of Thailand's forecast, the Thai economy grew by 8.6% in 1995 and is projected to slow slightly to 8.3% in 1996. The current account deficit should also decline from 7.1% of GDP in 1995 to about 6.5% in 1996. Inflation is also expected to moderate from 5.8% to about 4.9% in 1996. Investors can, therefore, expect fairly robust economic growth in 1996. Slightly slower growth would prevent excesses from building up and overheating the economy. This should underpin the equities market in 1996.

    The consensus forecast for earnings growth in 1996 for Thailand is about 15-20%. This places the Thai market at a reasonable price earnings ratio of 16.5 for 1996. This is relatively attractive when compared with the region and should, therefore, provide strong support for the market.

    At this writing, the market was very strong in January, 1996 led by a liquidity-driven rally. Foreign and local investors bought stocks aggressively as the decline in local interest rates sparked bullish investments in the market. The market should continue to perform well for the most part of this year. 1995 earnings released by Thai companies thus far this year have been in line with expectations. With potential earnings growth of 20% expected in 1996, the market should do quite well relative to the region.

Sincerely,

             [SIGNATURE]
Warren J. Olsen
PRESIDENT

February 7, 1996

The Thai Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                    TOTAL RETURN (%)
                    --------------------------------------------------------------------------------

                         MARKET VALUE (1)          NET ASSET VALUE (2)           INDEX (1)(3)**
                    --------------------------  --------------------------  ------------------------
                                     AVERAGE                     AVERAGE                   AVERAGE
                     CUMULATIVE      ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE     ANNUAL
                    --------------------------  --------------------------  ------------------------
ONE YEAR                 13.65%        13.65%        -0.05%        -0.05%        -6.11%       -6.11%
FIVE YEAR               156.35+++      20.70+++     237.92+++      27.56+++     110.07        15.99
SINCE INCEPTION*        316.96+++      19.87+++     363.82+++      21.51+++     244.39        17.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                                 1988*       1989       1990       1991       1992       1993           1994       1995
Net Asset Value Per Share       $10.24     $18.88     $13.08     $15.41     $20.69     $39.42         $28.30     $24.89
Market Value Per Share          $11.75     $32.25     $16.00     $16.25     $18.75     $36.88         $22.38     $22.38
Premium/(Discount)               14.7%      70.8%      22.3%       5.5%      -9.4%      -6.4%         -20.9%     -10.1%
Income Dividends                 $0.29      $0.36      $0.21      $0.21          -      $0.36          $0.35      $0.11
Capital Gains Distributions          -      $2.09      $1.68      $0.47          -      $0.51          $4.62      $3.38
Fund Total Return (2)           -5.60%    109.87%    -20.44%     23.08%     34.26%     98.89%     -10.43%+++     -0.05%
Index Total Return (1)(3)
**                               3.90%    120.97%    -28.60%     15.80%     24.71%     88.40%        -17.76%     -6.11%

 (1) Assumes dividends and distributions, if any, were reinvested.

 (2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

 (3) U.S. dollar adjusted Securities Exchange of Thailand (SET) Index.

 * The Fund commenced operations on February 16, 1988.

 ** Unaudited.

+++ Adjusted for Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Short-Term Investments        2.9%
Equity Securities            97.1%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                                31.9%
Financial Services                     25.2%
Telecommunications                     18.7%
Building Materials & Components         8.0%
Electrical & Electronics                6.8%
Energy Sources                          4.6%
Real Estate                             3.6%
Beverages & Tobacco                     3.3%
Wholesale & International Trade         2.6%
Construction & Housing                  2.5%
Other                                  -7.2%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                    PERCENT OF
                                    NET ASSETS
                                    ----------
 1.  Bangkok Bank Ltd. (Local)        11.0%
 2.  Thai Farmers Bank, Ltd.
     (Local)                          10.3
 3.  Siam Commercial Bank Co.,
     Ltd. (Local)                      8.2
 4.  Advanced Information Services
     Co., Ltd. (Local)                 7.6
 5.  TelecomAsia Corp., Ltd.
     (Local)                           5.3

                                    PERCENT OF
                                    NET ASSETS
                                    ----------

 6.  Finance One Co., Ltd. (Local)     5.3%
 7.  National Finance & Securities
     Co., Ltd. (Local)                 5.2
 8.  Phatra Thanakit Co., Ltd.
     (Local)                           5.2
 9.  Shinawatra Computer Co., Ltd.
     (Local)                           4.7
10.  Siam Cement Co., Ltd. (Local)     4.5
                                       ---
                                      67.3%
                                       ---
                                       ---

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1995

                                                                           VALUE
                                                      SHARES               (000)
---------------------------------------------------------
------------
THAI INVESTMENT PLAN (116.5%)
--------------------------------------------------
----------
THAI COMMON STOCKS (114.2%)
(Unless otherwise noted)
-----------------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (1.4%)
  Sanyo Universal Electric Company, Ltd.             158,600         U.S.$   693
  Singer Thailand, Ltd. (Local)                      250,150               3,634
                                                              ------------------
                                                                           4,327
                                                              ------------------
-----------------------------------------------------------------
-------------
AUTOMOBILES (1.9%)
  Swedish Motor Corp., Ltd. (Local)                1,500,000               5,955
                                                              ------------------
-----------------------------------------------------------------
-------------
BANKING (31.9%)
  Bangkok Bank Ltd. (Local)                        4,020,000              34,471
  Industrial Finance Corp. of Thailand
   (Local)                                           980,653               3,329
  Siam City Bank, Ltd. (Local)                     2,100,000               2,105
  Siam Commercial Bank Co., Ltd. (Local)           2,600,000              25,597
  Thai Farmers Bank, Ltd. (Local)                  4,724,000              32,256
  Thai Military Bank, Ltd. (Local)                   660,000               2,279
                                                              ------------------
                                                                         100,037
                                                              ------------------
-----------------------------------------------------------------
-------------
BEVERAGES & TOBACCO (3.3%)
  The Serm Suk Co., Ltd. (Local)                     665,000              10,296
                                                              ------------------
-----------------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (8.0%)
  American Standard Sanitaryware
   Thailand, Ltd. (Local)                             75,150               1,283
  Siam Cement Co., Ltd. (Local)                      264,000              14,002
  Siam City Cement Co., Ltd (Local)                  620,000               9,697
                                                              ------------------
                                                                          24,982
                                                              ------------------
-----------------------------------------------------------------
-------------
CONSTRUCTION & HOUSING (2.5%)
  +Bangkok Expressway Public Co., Ltd.               242,500                 390
  +Ch. Karnchang Public Co., Ltd.                    326,000               3,391
  Italian-Thai Development Corp.                     390,000               3,994
                                                              ------------------
                                                                           7,775
                                                              ------------------

-----------------------------------------------------------------
-------------

                                                                           VALUE
                                                      SHARES               (000)

-----------------------------------------------------------------
-------------
ELECTRICAL & ELECTRONICS (6.8%)
  International Engineering Co., Ltd.
   (Local)                                         1,221,000  U.S.$        6,544
  Shinawatra Computer Co., Ltd. (Local)              600,000              14,768
                                                              ------------------
                                                                          21,312
                                                              ------------------
-----------------------------------------------------------------
-------------
ENERGY SOURCES (4.6%)
  Banpu Public Co., Ltd. (Local)                     260,000               5,656
  +Electricity Generating Public Co.
   (Local)                                         1,947,000               5,758
  PTT Exploration & Production Co., Ltd.
   (Local)                                           300,000               3,144
                                                              ------------------
                                                                          14,558
                                                              ------------------
-----------------------------------------------------------------
-------------
FINANCIAL SERVICES (25.2%)
  Dhana Siam Finance & Securities Co.,
   Ltd. (Local)                                    2,500,000              12,703
  Finance One Co., Ltd. (Local)                    2,822,600              16,472
  General Finance & Securities Co., Ltd.
   (Local)                                         1,302,400               5,998
  +Krungthai Thanakit plc                          1,100,000               4,454
  National Finance & Securities Co.,
   Ltd. (Local)                                    3,436,000              16,232
  Phatra Thanakit Co., Ltd. (Local)                2,200,000              16,157
  Thai Investment & Securities Co., Ltd.
   (Local)                                           237,000               6,849
                                                              ------------------
                                                                          78,865
                                                              ------------------
-----------------------------------------------------------------
-------------
HEALTH & PERSONAL CARE (0.0%)
  Bumrungrad Hospital Co., Ltd. (Local)               31,000                  43
                                                              ------------------
-----------------------------------------------------------------
-------------
INSURANCE (1.1%)
  Ayudhya Life Assurance Co., Ltd.
   (Local)                                           196,612                 812
  Bangkok Insurance Co., Ltd. (Local)                161,804               2,634
                                                              ------------------
                                                                           3,446
                                                              ------------------
-----------------------------------------------------------------
-------------
MISCELLANEOUS MATERIALS & COMMODITIES (1.6%)
  Charoen Pokphand Feedmill Co., Ltd.
   (Local)                                         1,040,000               4,872
  Thai Modern Plastic Industry Co., Ltd.
   (Local)                                            12,700                  12
                                                              ------------------
                                                                           4,884
                                                              ------------------
-----------------------------------------------------------------
-------------
MULTI-INDUSTRY (1.0%)
  Loxley Co., Ltd. (Local)                           164,000               3,210
                                                              ------------------

-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                           VALUE
                                                      SHARES               (000)
-----------------------------------------------------------------
-------------
REAL ESTATE (3.6%)
  Land & House Co., Ltd. (Local)                     715,600  U.S.$       10,284
  ***+MBK Properties and Development plc             470,000                 896
                                                              ------------------
                                                                          11,180
                                                              ------------------
-----------------------------------------------------------------
-------------
TELECOMMUNICATIONS (18.7%)
  Advanced Information Services Co.,
   Ltd. (Local)                                    1,339,800              23,722
  +TelecomAsia Corp., Ltd. (Local)                 5,500,000              16,703
  +Thai Telephone & Telecommunications
   Co. (Local)                                     1,150,000               6,254
  United Communications Industry (Local)             940,000              12,016
                                                              ------------------
                                                                          58,695
                                                              ------------------
-----------------------------------------------------------------
-------------
TEXTILES & APPAREL (0.0%)
  ***+Thai Rung Textile                                3,832                  49
                                                              ------------------
-----------------------------------------------------------------
-------------
WHOLESALE & INTERNATIONAL TRADE (2.6%)
  International Cosmetics Co., Ltd.
   (Local)                                           875,000               7,989
                                                              ------------------
-----------------------------------------------------------------
-------------
TOTAL THAI COMMON STOCKS
  (Cost U.S. $199,056)                                                   357,603
                                                              ------------------
-----------------------------------------------------------------
-------------

                                                  FACE
                                                 AMOUNT
                                                  (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.3%)
  (Interest Bearing Demand Account)
  Thai Baht
   (Cost U.S. $7,180)             THB               179,617                7,130
                                                                 ---------------
-----------------------------------------------------------------
-------------
TOTAL THAI INVESTMENT PLAN
  (Cost U.S. $206,236)                                                   364,733
                                                                 ---------------
-----------------------------------------------------------------
-------------
SHORT TERM INVESTMENT (1.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Chase Manhattan Bank, N.A., 5.35%,
   dated 12/29/95, due 1/2/96, to be
   repurchased at U.S. $3,409,
   collateralized by U.S. $2,180 United
   States Treasury Bonds 13.75%, due
   8/15/04, valued at U.S. $3,480
   (Cost U.S. $3,407)            U.S.$                3,407                3,407
                                                                 ---------------

-----------------------------------------------------------------
-------------

                                                     AMOUNT             VALUE
                                                      (000)             (000)
---------------------------------------------------------
------------
TOTAL INVESTMENTS (117.6%)
  (Cost U.S. $209,643)                                             U.S.$   368,140
                                                                   ---------------
-----------------------------------------------------------------
-------------
OTHER ASSETS (0.1%)
  Cash                                              U.S.$  1
  Dividends Receivable                                   101
  Interest Receivable                                      8
  Other Assets                                            28                   138
                                                    ---------      ---------------
-----------------------------------------------------------------
-------------
LIABILITIES (-17.7%)
  Deferred Thai Taxes                                                      (15,855)
  Payable for:
    Dividends Declared                               (34,915)
    Thai Taxes                                        (4,062)
    U.S. Investment Advisory Fees                       (164)
    Offering Costs                                       (80)
    Thai Investment Advisory Fees                        (66)
    Professional Fees                                    (49)
    Shareholder Reporting Expenses                       (39)
    Custodian Fees                                       (31)
    Administrative Fees                                  (23)
    Directors' Fees and Expenses                         (20)
  Other Liabilities                                       (9)              (39,458)
                                                    ---------      ---------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 12,572,354, issued and outstanding U.S. $0.01
   par value shares (30,000,000 shares authorized)                 U.S.$   312,965
                                                                     -------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                          U.S$      24.89
                                                                     -------------
-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
  Common Stock                                                     U.S.$       126
  Capital Surplus                                                          176,104
  Distributions in Excess of Net
   Investment Income                                                        (4,052)
  Distributions in Excess of Net
   Realized Gain                                                            (1,855)
  Unrealized Appreciation on Investments
   and Foreign Currency Translations
   (net of accrual for Thai tax of
   U.S.$15,855 on unrealized
   appreciation.)                                                          142,642
----------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$   312,965
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

  + -- Non-income producing.
*** -- Security acquired through an initial public offering of shares and fair valued at cost pending listing -- see Note A-1 to financial statements.

December 31, 1995 exchange rate -- Thai Baht (THB) 25.190=U.S.$1.00

    The accompanying notes are an integral part of the financial statements.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                                     1995
STATEMENT OF OPERATIONS                                              (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................     U.S.$  7,983
    Interest................................................            1,012
------------------------------------------------------------------------------
      Total Income..........................................            8,995
------------------------------------------------------------------------------
EXPENSES
    U.S Investment Advisory Fees............................            2,000
    Thai Investment Advisory Fees...........................              842
    Custodian Fees..........................................              363
    Administrative Fees.....................................              278
    Directors' Fees and Expenses............................              126
    Professional Fees.......................................              104
    Shareholder Reporting Expenses..........................               97
    Transfer Agent Fees.....................................               28
    Other Expenses..........................................              115
------------------------------------------------------------------------------
      Total Expenses........................................            3,953
------------------------------------------------------------------------------
    Net Investment Income Before Thai Tax...................            5,042
    Less: Thai Tax on Investment Income.....................              459
------------------------------------------------------------------------------
      Net Investment Income.................................            4,583
------------------------------------------------------------------------------
NET REALIZED GAIN
    Investment Securities Sold (Net of Thai tax of U.S.
     $3,532 on net realized gains)..........................           31,772
    Foreign Currency Transactions...........................               19
------------------------------------------------------------------------------
      Net Realized Gain.....................................           31,791
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    Investments.............................................          (32,971)
    Foreign Currency Translations...........................              (77)
------------------------------------------------------------------------------
      Change in Unrealized Appreciation.....................          (33,048)
------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
 Appreciation...............................................           (1,257)
------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....     U.S.$  3,326
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                                    YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31,       DECEMBER 31,
                                                       1994               1995
STATEMENT OF CHANGES IN NET ASSETS                     (000)              (000)
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income.....................     U.S.$  3,392       U.S.$  4,583
    Net Realized Gain.........................           33,539             31,791
    Change in Unrealized Appreciation.........          (86,638)           (33,048)
-----------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations................          (49,707)             3,326
-----------------------------------------------------------------------------------
Distributions:
    Net Investment Income.....................           (3,693)              (736)
    In Excess of Net Investment Income........               --               (638)
    Net Realized Gain.........................          (52,150)           (40,523)
    In Excess of Net Realized Gain............               --             (1,855)
-----------------------------------------------------------------------------------
    Total Distributions.......................          (55,843)           (43,752)
-----------------------------------------------------------------------------------
Capital Share Transactions:
    Common Stock Issued through Rights
     Offering (1,829,145 shares)..............           44,009                 --
    Offering Costs............................             (570)                --
    Reinvestment of Distributions (150,472 and
     420,438 shares, respectively)............            4,984              9,551
-----------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Capital Share Transactions...............           48,423              9,551
-----------------------------------------------------------------------------------
    Total Decrease............................          (57,127)           (30,875)
Net Assets:
    Beginning of Year.........................          400,967            343,840
-----------------------------------------------------------------------------------
    End of Year (including distributions in
     excess of net investment income of U.S.
     $(3,507) and U.S. $(4,052),
     respectively)............................     U.S.$343,840       U.S.$312,965
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS:           1991               1992              1993           1994                      1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR,
 JANUARY 1.........................  U.S.$  13.08       U.S.$  15.41       U.S.$ 20.69       U.S.$   39.42       U.S.$   28.30
--------------------------------------------------------------------------------------------------------------------------------
Offering Costs.....................            --                 --                --               (0.05)                 --
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income..............          0.38               0.31              0.35                0.32                0.38
Net Realized and Unrealized Gain
 (Loss) on Investments.............          2.62               4.96             19.27               (5.08)              (0.19)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment
     Operations....................          3.00               5.27             19.62               (4.76)               0.19
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..........         (0.21)                --             (0.31 )             (0.35)              (0.06)
    In Excess of Net Investment
     Income........................            --                 --             (0.05 )                --               (0.05)
    Net Realized Gain..............         (0.47)                --             (0.45 )             (4.62)              (3.23)
    In Excess of Net Realized
     Gain..........................            --                 --             (0.06 )                --               (0.15)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions............         (0.68)                --             (0.87 )             (4.97)              (3.49)
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset
 Value due to Capital Share
 Transactions......................          0.01+              0.01+            (0.02 )+            (1.34)++            (0.11)+
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR,
 DECEMBER 31.......................  U.S.$  15.41       U.S.$  20.69       U.S.$ 39.42       U.S.$   28.30       U.S.$   24.89
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
 YEAR..............................  U.S.$  16.25       U.S.$  18.75       U.S.$ 36.88       U.S.$   22.38       U.S.$   22.38
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value...................          12.7%              15.4%            104.9 %             (24.3)%+++           13.7%
    Net Asset Value (1)............          23.1%              34.3%             98.9 %             (10.4)%+++           (0.1)%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (THOUSANDS).......................  U.S.$154,344       U.S.$209,061       U.S.$400,967      U.S.$ 343,840       U.S.$ 312,965
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Thai Tax
 to Average Net Assets.............          1.44%              1.37%             1.22 %              1.13%               1.17%
Ratio of Expenses After Thai Tax to
 Average Net Assets................          1.69%              1.70%             1.38 %              1.22%               1.30%
Ratio of Net Investment Income to
 Average Net Assets................          2.45%              1.83%             1.42 %              1.01%               1.35%
Portfolio Turnover Rate (2)........            10%                24%               22 %                22%                 26%
--------------------------------------------------------------------------------------------------------------------------------

    + Increase  (decrease)   due  to   shares   issued  from   reinvestment   of
      distributions
   ++ Consists of $.09 per share decrease due to shares issued from reinvestment of distributions and $1.25 per share decrease due to shares issued through Rights Offering during the year.
  +++ Adjusted for Rights Offering
  (1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
  (2) Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

      Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

------------

    The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unitholder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

 2. INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    Distributions from the Plan to the Fund are subject to Thai income tax which is withheld at a rate of 10% of the local currency gross distribution amount. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

    Capital surplus, accumulated undistributed net investment income and accumulated net realized gain have been adjusted for current and prior period permanent book-tax differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies".

 3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end.
    Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

 5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of losses on securities, the timing of deductibility of certain foreign taxes and permanent differences as presented in note A-2.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the Fund's first $50 million of average weekly net assets, .70% of the Fund's next $50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of .40% of the Fund's first $50 million of average weekly net assets, .25% of the Fund's next $50 million of average weekly net assets and
 .20% of the Fund's average weekly net assets in excess of $100 million.

D. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

E. During the year ended December 31, 1995, the Fund made purchases and sales totaling $98,592,000 and $90,337,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1995, the U.S. Federal income tax cost basis of securities was $205,615,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $155,395,000, of which

$163,234,000 related to appreciated securities and $7,839,000 related to depreciated securities. For the year ended December 31, 1995, the Fund expects to defer to January 1, 1996 for U.S. Federal income tax purposes, post-October capital losses of $1,766,000 and post-October currency losses of $16,000.

F. The Fund issued to its shareholders of record as of the close of business on November 18, 1994 transferrable rights to subscribe for up to an aggregate of 3,450,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for every three Rights held at the subscription price of $25.00 per share. During December 1994, the Fund issued a total of 1,829,145 shares of Common Stock on exercise of such Rights. Estimated Rights offering costs of $570,000 were charged directly against the proceeds of the Offering. The Fund has been advised that Morgan Stanley & Co. Incorporated, an affiliate of the U.S. Adviser received commissions of $1,715,000 and reimbursement of its expenses of $100,000 in connection with its participation in the Rights Offering.

G. At December 31, 1995, a significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. During December 1995, the Board declared a total distribution of $2.78 per share, of which $0.11 was derived from net investment income and $2.67 from net realized gains payable on January 29, 1996, to shareholders of record on December 29, 1995.

During the year ended 1995, the Board declared and the BOT approved distributions of Baht 860,932,000 from the Plan to the Fund. The Fund received U.S. $30,823,000 net of Thai income tax of U.S. $3,425,000 accrued during 1995. The Fund will use all of the proceeds of the Plan's distributions to fund its 1995 distributions paid July 31, 1995 and payable January 29, 1996.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1995 totaled $14,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

--------------------------------------------------------------------------------

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                           U.S. AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                           THREE MONTHS ENDED
---------------------------------------------------------------------------------------------------------------
                                MARCH 31,             JUNE 30,           SEPTEMBER 30,         DECEMBER 31,
                                  1995                  1995                 1995                  1995
                           -------------------   ------------------   -------------------   -------------------
                            TOTAL    PER SHARE    TOTAL   PER SHARE    TOTAL    PER SHARE    TOTAL    PER SHARE
                           --------  ---------   -------  ---------   --------  ---------   --------  ---------
Investment Income........  $  4,141   $    0.34  $ 2,011    $   0.16  $  1,971   $    0.16  $    872   $    0.06
Net Investment Income
 (Loss)..................  $  2,870   $    0.24  $ 1,000    $   0.08  $    850   $    0.07  $   (137)  $   (0.01)
Net Realized Gain (Loss)
 and Change
 in Unrealized
 Appreciation............  $(28,927)  $   (2.50) $40,575    $   3.34  $(22,193)  $   (1.77) $  9,288   $    0.74
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........  $(26,057)  $   (2.26) $41,575    $   3.42  $(21,343)  $   (1.70) $  9,151   $    0.73
---------------------------------------------------------------------------------------------------------------

                                MARCH 31,             JUNE 30,           SEPTEMBER 30,         DECEMBER 31,
                                  1994                  1994                 1994                  1994
                           -------------------   ------------------   -------------------   -------------------
                            TOTAL    PER SHARE    TOTAL   PER SHARE    TOTAL    PER SHARE    TOTAL    PER SHARE
                           --------  ---------   -------  ---------   --------  ---------   --------  ---------
Investment Income........  $  2,532   $    0.25  $ 2,179    $   0.21  $  1,918   $    0.19  $    840   $    0.04
Net Investment Income....  $  1,636   $    0.16  $   994    $   0.10  $    466   $    0.05  $    296   $    0.01
Net Realized Gain (Loss)
 and Change
 in Unrealized
 Appreciation............  $(93,431)  $   (9.02) $16,499    $   1.59  $ 57,774   $    5.63  $(33,941)  $   (3.28)
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........  $(91,795)  $   (8.86) $17,493    $   1.69  $ 58,240   $    5.68  $(33,645)  $   (3.27)
---------------------------------------------------------------------------------------------------------------

The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):
For the year ended December 31, 1995, the Fund designates $27,647,000 as long-term capital gain dividend and expects to pass through to shareholders foreign tax credits of approximately $3,834,000.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Thai Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless The First National Bank of Boston (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                        The Thai Fund, Inc.
                        The First National Bank of Boston
                        Dividend Reinvestment and Cash Purchase Plan
                        P.O. Box 1681
                        Boston, MA 02105
                        1-800-442-2001